UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Compensatory Arrangements of Certain Officers

On June 11, 2010, at the annual meeting of shareholders of Chesapeake Energy Corporation (the “Company”), the Company’s shareholders voted to adopt an amendment to increase the number of shares of Company common stock subject to the Long Term Incentive Plan (the “LTIP”) by six million shares, from 31.5 million to 37.5 million shares.  The LTIP, as amended, is attached hereto as Exhibit 10.1.14.  The description of the LTIP under the caption "Plan Features" on pages 56-61 of the proxy statement, a part of the discussion of Voting Item 2 — Proposal to Amend Long Term Incentive Plan, is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on Friday, June 11, 2010.  The matters voted upon and the final voting results are as stated below.

•	The shareholders elected each of the director nominees as set forth below:

Proposal No. 1:	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Terms Expiring in 2013
Frank Keating	247,780,839	166,188,764	121,832,080
Merrill A. Miller, Jr.	278,750,010	135,219,593	121,832,080
Term Expiring in 2011
Frederick B. Whittemore	247,730,189	166,239,414	121,832,080

•	The shareholders voted as set forth below on two management proposals:

Proposal No. 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to Amend Long Term Incentive Plan	333,303,548	78,892,681	1,773,374	121,832,080

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of appointment of independent registered public accounting firm	523,852,570	10,864,518	1,084,593	0

•	The shareholders voted as set forth below on six shareholder proposals:

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal relating to annual cash bonuses to named executive officers	106,618,741	302,229,359	5,121,503	121,832,080

Proposal No. 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding executive participation in derivative or speculative transactions involving the Company’s stock	150,620,689	260,162,941	3,185,973	121,832,080

Proposal No. 6:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal requesting an advisory vote on executive compensation	207,881,004	163,352,123	42,736,476	121,832,080

Proposal No. 7:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal requesting an advisory vote on executive and director compensation	204,597,656	163,359,167	46,012,780	121,832,080

Proposal No. 8:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal relating to hydraulic fracturing	80,348,650	235,944,880	97,676,073	121,832,080

Proposal No. 9:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal relating to a sustainability report	100,348,973	218,320,653	95,299,977	121,832,080

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:           June 17, 2010

EXHIBIT INDEX

Exhibit No.	Document Description

10.1.14*	Amended and Restated Long Term Incentive Plan